SCHEDULE B [NAME OF FUND]
PROCEDURES PURSUANT TO RULE - lOf-3


Securities
Purchased Comparable Securities

 (1)  (2) (3)

(1)  Name of  Underwriters Goldman Sachs, Alex Brown,
(2)   Robertson & Stevens
 (Prospectus Attached)


(2) Name of Issuer BEA Systems Inc.

(3) Title of Security

(4) Date of First Offering 4/10/97

(5) Amount of Total Offering 5,000,000

(6) Unit Price  $6

(7) Underwriting Spread or Commission .94

(8) Rating

(9) Maturity Date

(10) Current Yield

(11) Yield to Maturity

(12) Subordination Features

(13) Nature of Issuing Political
Entity, if any, Including in
the Case of Revenue Bonds,
Underlying Entity Supplying
the Revenue

(14) Total Par Value of Bonds Purchased

(15) Dollar Amount of Purchases $21,600

(16) Number of Shares Purchased 3,600

Securities
Purchased            Comparable Securities

(1)  (2) (3)

(17) Years of Continuous Operation

(18)  Percentage of Offering Purchased  by Portfolio .0720%

(I 9) Percentage of Offering Purchased by other Portfolios of the
      Trust and other Investment Companies advised by the
Adviser  2.856%
      or any SubAdviser

(20) Sum of (18) and (19 2.928%

(21) Percentage of Portfolio Assets Applied to Purchase  .189%

(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased Goldman Sachs

(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "Affiliated Person," a No
       Manager or Co-Manager of Offering?

(24)  Were Purchases Designated as Group Sales or Otherwise
       Allocated to the Adviser, any Subadviser or any Person of whom Yes the Adviser or Subadviser is an "Affiliated Person'?






Portfolio Manager

Date.


2



Ti IKI 'DCZ 0 0'7 1 M! qQ

SCHEDULEB
Style Select
PROCEDURES PURSUANT TO RULE IOF-3
Securities
Purchased      Comparable Securities
(2)           (3)


(1)  Name of Underwriters Montgomery Sec., Goldman Sachs,
(2)  Smith Bamey (Prospectus Attached)

(2) Name of Issuer                          Signature Resorts

(3) Title of Security
(4) Date of First Offering 1/29/97
(5) Amount of Total Offering 4,000,000
 (6) Unit Price $36.50
(7) Underwriting Spread or Commission $1,825
(8) Rating

(9) Maturity Date

(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features

(13) Nature of Issuing Political
Entity, if any. (Including in
the Case of Revenue Bonds,
Underlying Entity Supplying
the Revenue.)

(14) Total Par Value of Bonds Purchased

MILLER

ANDERSON

& SHERRERD, LLP

ONE TOWER BRIDGE - WEST CONSHOHOCKEN, PA 19428-2899 (610) 940-5000

Securities
Purchased Comparable Securities
(1) (2) (3)


(15) Dollar Amount of Purchases $29,200

(16) Number of Shares Purchased 800

(17) Years of Continuous Operation

(18) Percentage of Offering Purchased .0002% by Portfolio

(19) Percentage of Offering Purchased by .003%
Other Portfolios of the Trust and
Other Investment Companies Advised
by the Adviser or any Sub-Adviser

(20) Sum of (18) and (19) .0032%

(21) Percentage of Portfolio Assets .0041%
Applied to Purchase

(22) Name(s) of Underwriter(s) or Montgomery Securities
Dealer(s) from whom Purchased

(23) Is the Adviser, and Sub-Adviser, or No any Person of Which the Adviser or Sub-Adviser is an "Affiliated
Person", a Manager or Co-Manager
of Offering?

(24) Were Purchases Designed as Group Yes
Sales or Otherwise Allocated to the
Adviser, any Sub-Adviser or any Person
of whom the Adviser or Sub-Adviser is
an "Affiliated Person"?




Portfolio Manager                                          Date

SCHEDULE B
Style Select
PROCEDURES PURSUANT TO RULE IOF-3
Securities
Purchased      Comparable Securities

(1) (2) (3)

(1) Name of Underwriters Merrill Lynch, Bear Steams
(Prospectus Attached)

(2) Name of Issuer Samsonite

(3) Title of Security
(4) 	Date of First Offering 2/5/97
 (5) 	Amount of Total Offering 7,823,156
(6)	 Unit Price $42.00
(7) 	Underwriting Spread or Commission $2.10

(8) Rating

(9) Maturity Date

(10) Current Yield
(11) Yield to Maturity

(12) Subordination Features

(13)  Nature of Issuing Political Entity, if any.
(14)   (Including in the Case of Revenue Bonds,
(14)  Underlying Entity Supplying the Revenue.)

(14) Total Par Value of Bonds Purchased

MILLER
ANDEMON

& SHE@RD, LLP

ONE TOWER BRIDGE - WEST CONSHOHOCKEN, PA 19428-2899 (610) 940-5000

(15) Dollar Amount of Purchases $16,800

(16) Number of Shares Purchased 400

(17) Years of Continuous Operation

(18) Percentage of Offering Purchased by Portfolio .0001%

(19)  Percentage of Offering Purchased by Other Portfolios of the
      Trust and Other Investment Companies Advised by the Adviser .003% or any Sub-Adviser

(20) Sum of (18) and (19) .0031%

(21) Percentage of Portfolio Assets .0015%
Applied to Purchase

(22) Name(s) of Underwriter(s) or Merrill Lynch
Dealer(s) from whom Purchased

(23) Is the Adviser, and Sub-Adviser, or any Person of Which the Adviser or Sub-Adviser is an "Affiliated Person", a No Manager or Co-Manager
of Offering?

(24)  Were Purchases Designed as Group Sales or Otherwise
       Allocated to the Adviser, any Sub-Adviser or any Person of Yes whom the Adviser or Sub-Adviser is an "Affiliated Person"?
SCHEDULE B
Style Select
PROCEDURES PURSUANT TO RULE IOF-3
Securities
Purchased      Comparable Securities

(1) (2) (3)

(1) Name of Underwriters Donaldson Lujkin, Merrill Lynch,Salomon
(Prospectus Attached)

(2) Name of Issuer U.S. Rentals

(3) Title of Security
(4)	 Date of First Offering 2/20/97
	(5) Amount of Total Offering 10,000,000
(6)	Unit Price $20.00
(7)	Underwriting Spread or Commission $1.25

(8) Rating

(9) Maturity Date

(10) Current Yield
(11) Yield to Maturity

(12) Subordination Features

(13)  Nature of Issuing Political Entity, if any.
(14)  (Including in the Case of Revenue Bonds,
(14)   Underlying Entity Supplying the Revenue.)

(14) Total Par Value of Bonds Purchased

MILLER
ANDEMON

& SHE@RD, LLP

ONE TOWER BRIDGE - WEST CONSHOHOCKEN, PA 19428-2899 (610) 940-5000

(15) Dollar Amount of Purchases $18,000

(16) Number of Shares Purchased 900

(17) Years of Continuous Operation

(18) Percentage of Offering Purchased by Portfolio .0001%

(19)  Percentage of Offering Purchased by Other Portfolios of the
      Trust and Other Investment Companies Advised by the Adviser .002% or any Sub-Adviser

(20) Sum of (18) and (19) .0021%

(21)  Percentage of Portfolio Assets .0017%
Applied to Purchase

(22) Name(s) of Underwriter(s) or Donaldson Lufkin
Dealer(s) from whom Purchased

(23) Is the Adviser, and Sub-Adviser, or any Person of Which the Adviser or Sub-Adviser is an "Affiliated Person", a No Manager or Co-Manager
of Offering?

(24)  Were Purchases Designed as Group Sales or Otherwise
       Allocated to the Adviser, any Sub-Adviser or any Person of Yes whom the Adviser or Sub-Adviser is an "Affiliated Person"?


SCHEDULE B
Style Select
PROCEDURES PURSUANT TO RULE IOF-3
Securities
Purchased Comparable Securities
 (1) (2) (3)


(1) Name of Underwriters Bear Steams, Furman Selz Goldman Sachs
(Prospectus Attached)

(2) Name of Issuer Vail Resorts

(3) Title of Security

(4) Date of First Offering                     2/3/97

(5)  Amount of Total Offering                12,100,000

(6) Unit Price                              $22.00

(7) Underwriting Spread or Commission  $1.43

(8) Rating

(9) Maturity Date

(10) Current Yield
(11) Yield to Maturity

(12) Subordination Features

(13)  Nature of Issuing Political Entity, if any.
(14)   (Including in the Case of Revenue Bonds,
       Underlying Entity Supplying the Revenue.)

(14) Total Par Value of Bonds Purchased

MILLER
ANDERSON
& SHE@RD, LLP

ONE TOWER BRIDGE - WEST CONSHOHOCKEN, PA 19428-2899 (610) 940-5000


(15) Dollar Amount -of Purchases $37,400

(16) Number of Shares Purchased 1700

(17) Years of Continuous Operation

(18) Percentage of Offering Purchased .0001% by Portfolio

(19) Percentage of Offering Purchased by .0006%
Other Portfolios of the Trust and Other Investment
 Companies Advised by the Adviser or any Sub-Adviser

(20)	Sum of (18) and (19) .0007%

(21)	Percentage of Portfolio Assets Applied to Purchase .005%

(22) Name(s) of Underwriter(s) or Dealer(s) from whom Purchased Bear, Stearns & Co.

(23) Is the Adviser, and Sub-Adviser, or any Person of which the Adviser or Sub-Adviser is an "Affiliate No
      Person", a Manager or Co-Manager of Offering?

(24)  Were Purchases Designed as Group Sales or
      Otherwise Allocated to the Adviser, any Sub-Adviser or Yes any Person of whom the Adviser or Sub-Adviser is an "Affiliated Person"?

SCHEDULE BStyle SelectPROCEDURES PURSUANT TO RULE 1OF-3Securities
Purchased     Comparable Securities
(1) (2) (3)


(1)  Name of Underwriters  Montgomery Securities,
(2)   William Blair    (Prospectus Attached)

(2) Name of Issuer  Coldwater Creek, Inc.

(3) Title of Security
(4) 	Date of First Offering 1/28/97
(5)	 Amount of Total Offering 2,500,000
(6) 	Unit Price $15.00
(7) 	Underwriting Spread or Commission $1.05

(8) Rating

(9)  Maturity Date

(10)  Current Yield

(11) Yield to Maturity

(12)  Subordination Features

(13) Nature of Issuing Political
Entity, if any. (Including in
the Case of Revenue Bonds,
Underlying Entity Supplying
the Revenue.)

(14) Total Par Value of Bonds Purchased


Securities
Purchased       Comparable Securities
 . (1) (2) (3)

(15) Dollar Amount of Purchases $7,500

(16) Number of Shares Purchased 500

(17) Years of Continuous Operation

(18) Percentage of Offering Purchased by Portfolio .0003%

(19)	Percentage of Offering Purchased by .0007%
Other Portfolios of the Trust and Other Investment
 Companies Advised by the Adviser or any Sub-Adviser

(20)	Sum of (18) and (19) .0010%

(21)	Percentage of Portfolio Assets .00003%
Applied to Purchase

(22)	Name(s) of Underwriter(s) or Montgomery Securities
Dealer(s) from whom Purchased

(23) Is the Adviser, and Sub-Adviser, or any Person of Which the Adviser or Sub-Adviser is an "Affiliated Person",
a  No
       Manager or Co-Manager of Offering?

(24)  Were Purchases Designed as Group Sales or Otherwise
      Allocated to the Adviser, any Sub-Adviser or any Person of Yes
      whom the Adviser or Sub-Adviser is an "Affiliated Person"?

SCHEDULE B
Style Select
PROCEDURES PURSUANT TO RULE 1OF-3
Securities Purchased    Comparable Securities
(1) (2)  (3)

(1)  Name of Underwriters Goldman Sachs, Cowen & Co,
(2)   Montgomery     (Prospectus Attached)

(2)  Name of Issuer  Pega Systems

(3)  Title of Security
(4)	  Date of First Offering 1/23/97
(5)	  Amount of Total Offering ,245,000
(6)  	Unit Price $30,125
(7)	  Underwriting Spread or Commission $1,580

(8)  Rating

(9)  Maturity Date

(10)  Current Yield
(11) Yield to Maturity
(12)  Subordination Features

(13)  Nature of Issuing Political Entity, if any.
(14)   (Including in
      the Case of Revenue Bonds, Underlying Entity
Supplying      the Revenue.)

(14) Total Par Value of Bonds Purchased

MILLER
ANDERSON
& SHERRERD, LLP

ONE TOWER BRIDGE - WEST CONSHOHOCKEN, PA 19428-2899 (610) 940-5000

Securities
Purchased       Comparable Securities

(1) (2) (3)

(15) Dollar Amount of Purchases $24,100

(16)  Number of Shares Purchased 800

(17)  Years of Continuous Operation

(18)  Percentage of Offering Purchased by Portfolio .0004%

(19)  Percentage of Offering Purchased by
Other Portfolios of the Trust and .003%
Other Investment Companies Advised
by the Adviser or any Sub-Adviser

(20)  Sum of (18) and (19) .0034%

(21)  Percentage of Portfolio Assets Applied to Purchase .0035%

(22)  Name(s) of Underwriter(s) or Dealer(s) from whom
(23)  Goldman Sachs
       Purchased

(23) Is the Adviser, and Sub-Adviser, or any Person of Which the No Adviser or Sub-Adviser is an "Affiliated Person", a Manager
        or Co-Manager of Offering?

(24)  Were Purchases Designed as Group Sales or Otherwise
       Allocated to the Adviser, any Sub-Adviser or any Person of Yes whom the Adviser or Sub-Adviser is an "Affiliated Person"?


SCHEDULE B
Mid Cap Growth - Style Select Series
PROCEDURES PURSUANT TO RULE IOF-3
Securities
Purchased      Comparable Securities
(1) (2) (3)

(1)  Name of Underwriters  Lehman Bros., Furman Selz,
(2)   Smith Barney      (Prospectus Attached)

(2) Name of Issuer Premier Parks

(3)   Title of Security
(4)  	Date of First Offering 1/27/97
(5)  	Amount of Total Offering 4 MM shares
(6)	  Unit Price $29.00
(7)	  Underwriting Spread or Commission $1.40

(8)  Rating

(9)  Maturity Date

(10)  Current Yield
(11)  Yield to Maturity
(12)  Subordination Features

(13)  Nature of Issuing Political
Entity, if any. (Including in
the Case of Revenue Bonds,
Underlying Entity Supplying
the Revenue.)

(14)  Total Par Value of Bonds Purchased

MILLER
ANDERSON
& SHERRERD, LLP
ONE TOWER BRIDGE - WEST CONSHOHOCKEN, PA 19428-2899, (610) 940-5000

Securities
Purchased Comparable Securities
(1) (2) (3)


(15) Dollar Amount of Purchases $14,500

(16) Number of Shares Purchased 500

(17) Years of Continuous Operation

(18) Percentage of Offering Purchased by Portfolio .002%

(19)  Percentage of Offering Purchased by Other
(20)  Portfolios of the Trust and .01%
       Other Investment Companies Advised by the Adviser or any Sub-Adviser

(20)  Sum of (18) and (19) .012%

(21) Percentage of Portfolio Assets applied to Purchase .002%

(22)  Name(s) of Underwriter(s) or Dealer(s) from whom Purchased
(23)   Lehman Bros.

(23)  Is the Adviser, and Sub-Adviser, or any Person of
(24)   Which the Adviser No
     or Sub-Adviser is an "Affiliated Person", a Manager or Co-Manager
     of Offering?

(24)  Were Purchases Designed as Group Sales or
(25)  Otherwise Allocated to the Yes
      Adviser, any Sub-Adviser or any Person of whom the Adviser or Sub-Adviser is an "Affiliated Person"?

Style Select Series, Inc. - Mid-Cap Growth Portfolio
PROCEDURES PURSUANT TO RULE IOF-3
Securities
Purchased Comparable Securities
(2) (3)
(1) Name of Underwriters Lead: Morgan Stanley
(Prospectus Attached) Co:     CS First Boston

(2) Name of Issuer Colt Telecom Group

(3) Title of Security Colt Telecom Group PLC

(4) Date of First Offering 12/9/96

(5) Amount of Total Offering 6.675m

(6) Unit Price 18.10

(7) Underwriting Spread or Commission 1.218
(8) Rating NA
 (9) Maturity Date NA
(10) Current Yield NA
(I 1) Yield to Maturity NA
 (12) Subordination FeaturesNA
(13) Nature of Issuing Political NA

Entity, if any, Including in
the Case of Revenue Bonds,
Underlying Entity Supplying
the Revenue
(14) Total Par Value of Bonds Purchased        NA
(15) Dollar Amount of Purchases        $10,860
(16) Number of Shares Purchased        600
 Securities
Purchased            Comparable Securities
(2) (3)

(17) Years of Continuous Operation

(18) Percentage of Offering Purchased .0001 by Portfolio

(19)  Percentage of Offering Purchased by
(20)  .004
Other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

(20) Sum of (18) and (19) .005

(21) Percentage of Portfolio Assets.002
Applied to Purchase

(22) Name(s) of Underwriter(s) or CS First Boston
Dealer(s) from whom Purchased

(23) Is the Adviser, any Subadviseryes
or any person of which the Adviser
or Subadviser is an "Affiliated
Person", a Manager or Co.-Manager
of Offering?

(24) Were Purchases Designated as Group no
Sales or Otherwise Allocated to the
Adviser, any Subadviser or any Person
of whom the Adviser or subadviser is
an "Affiliated Person"?



Portfolio Manager


Date:

Style Select Series - Mid-

Growth Portfolio
Affiliated Underwritings (Rule lOf-3)
November 18, 1996 through December 31, 1996




Rule 10f-3 prohibits an investment company from purchasing a security while
 that securityis the subject of an underwriting in which an affiliated person
 participates. Rule lOf-3 provides an exemption for that prohibition for certain
 purchases from members of the underwriting syndicate other than the affiliate, subject to quality, price, and volume restrictions.

The fund participated in three underwritings involving
Morgan Stanley during
 the period.  Details of these transactions are provided below:


Security Name Nu Skin Asia Pacific      JP Foodservice Inc.
Name of Underwriters Merrill Lynch      Smith Barney         Morgan Stanley
Morgan Stanley      Goldman Sachs         CS First Boston
Dean Witter Reynolds      Morgan Stanley         Paine Webber
Nomura Securities Int'l    Rodman & Renshaw
     Robinson-Humphrey

Name of Dealer Merrill Lynch     Smith Barney         Morgan Stanley
Date of Offering 11/21/96     11/26/96        12/12/96
Amount of Total Offering 7,600,000     5,625,632        4,000,000
Unit Price $23.00     $22.50        $25.00
Commission $0,822     $0.63        $0.79
Dollar Amount $6,900     $45,000        $50,000
% of Assets of Fund .11%     .70%       .78%
Shares Purchased 300     2,000        2,000
% of Offering Purchased .004     .035       .05
Seasoned or Unseasoned Seasoned     Seasoned        Seasoned
Manager or Co-Manager No     No       Yes